UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Act of 1934

Date of Report (Date of earliest event reported): April 19, 2017

Omega Protein Corporation
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	001-14003 (Commission File Number)	76-0562134 (I.R.S. Employer Identification No.)
2105 City West Blvd., Suite 500 Houston, Texas (Address of principal executive offices)		77042 (Zip Code)

(713) 623-0060
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14-2(b))

[ ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.133-4(c))

Item 8.01. Other Events

On April 19, 2017, Omega Protein Corporation (the “Company”) issued a press release announcing that its Board of Directors has nominated Dr. Celeste Clark to stand for election to the board at its upcoming 2017 Annual Stockholders’ Meeting to be held on June 29, 2017 and that that Dr. Gary Allee, who has served as a director since 1998, will not stand for re-election and retire from the board on that date. This press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits

(a)     Financial Statements of business acquired.

None.

(b)     Pro Forma Financial Information.

None.

(c)     Shell Company Transactions.

None.

(d)     Exhibits.

99.1	Text of Press Release dated April 19, 2017 titled “Omega Protein Corporation Board of Directors Nominates Dr. Celeste Clark to Board.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Omega Protein Corporation

Dated: April 19, 2017	/s/ John D. Held
John D. Held
Executive Vice President and General Counsel